Exhibit 99.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

             In connection with the accompanying Annual Report on Form 10-K of Indiantown Cogeneration Funding Corporation for the year ended December 31, 2002, I, Thomas E. Legro, Vice President, Controller and Chief Accounting Officer of Indiantown Cogeneration Funding Corporation, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  such Annual Report on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  the information contained in such Annual Report on Form 10-K for the tear ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Indiantown Cogeneration Funding Corporation.
March 31, 2003                           s/ THOMAS E. LEGRO
                                         ------------------
                                         Thomas E. Legro
                                         Vice President, Controller and
                                           Chief Accounting Officer
                                         Indiantown Cogeneration Funding
                                         Corporation
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